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                                                                           EX-23

                         CONSENT OF INDEPENDENT AUDITORS

      As independent auditors, we hereby consent to the incorporation of our reports included in and incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File No.'s 333-02683, 333-05231 and 333-15851.

                                      /S/ BATTELLE & BATTELLE LLP

                                          BATTELLE & BATTELLE LLP

Dayton, Ohio
March 21, 1997

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